                                                                      EX-99.(m)

                                  APPENDIX A

                               DISTRIBUTION PLAN
                            WELLS FARGO FUNDS TRUST

Funds Trust                                                         Maximum
Funds and Share Classes*                                         Rule 12b-1 Fee
------------------------                                         --------------
Asia Pacific Fund
   Class C                                                            0.75
Asset Allocation Fund
   Class B                                                            0.75
   Class C                                                            0.75
California Limited-Term Tax-Free Fund
   Class C                                                            0.75
California Tax-Free Fund
   Class B                                                            0.75
   Class C                                                            0.75
Capital Growth Fund
   Class C                                                            0.75
Colorado Tax-Free Fund
   Class B                                                            0.75
   Class C                                                            0.75
Common Stock Fund
   Class B                                                            0.75
   Class C                                                            0.75
C&B Large Cap Value Fund
   Class B                                                            0.75
   Class C                                                            0.75
C&B Mid Cap Value Fund
   Class B                                                            0.75
   Class C                                                            0.75
Discovery Fund
   Class C                                                            0.75
Diversified Equity Fund
   Class B                                                            0.75
   Class C                                                            0.75
Emerging Growth Fund
   Class C                                                            0.75
Emerging Markets Equity Fund
   Class B                                                            0.75
   Class C                                                            0.75
Endeavor Large Cap Fund/1/
   Class B                                                            0.75
   Class C                                                            0.75
Endeavor Select Fund
   Class B                                                            0.75
   Class C                                                            0.75
Enterprise Fund
   Class C                                                            0.75
--------
/1/ On November 7, 2007, the Board of Trustees approved the merger of the Endeavor Large Cap Fund into the Capital Growth Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

Funds Trust                                                         Maximum
Funds and Share Classes*                                         Rule 12b-1 Fee
------------------------                                         --------------
Equity Income Fund
   Class B                                                            0.75
   Class C                                                            0.75
Equity Index Fund/2/
   Class B                                                            0.75
Equity Value Fund
   Class B                                                            0.75
   Class C                                                            0.75
Government Securities Fund/3/
   Class C                                                            0.75
Growth Balanced Fund
   Class B                                                            0.75
   Class C                                                            0.75
Growth Equity Fund
   Class B                                                            0.75
   Class C                                                            0.75
Growth Fund
   Class C                                                            0.75
Growth and Income Fund/4/
   Class C                                                            0.75
   Class B                                                            0.75
High Income Fund/5/
   Class B                                                            0.75
   Class C                                                            0.75
High Yield Bond Fund/6/
   Class B                                                            0.75
   Class C                                                            0.75
Income Plus Fund
   Class B                                                            0.75
   Class C                                                            0.75
Index Fund/7/
   Class B                                                            0.75
--------
/2/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/3/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund. Subject to shareholder approval of the fund merger, Class B shares will be added to the Government Securities Fund before the end of third quarter of 2008 with a maximum 12b-1 fee of 0.75.

/4/ On November 7, 2007, the Board of Trustees approved the merger of the Large Company Core Fund into the Growth and Income Fund. The fund merger is expected to occur before the end of third quarter of 2008. At that time, Class B and Class C shares will be added with a maximum 12b-1 fee of
     0.75 and the Fund will change its name to the Large Company Core Fund.

/5/ On November 7, 2007, the Board of Trustees approved the merger of the High Yield Bond Fund into the High Income Fund. Subject to shareholder approval of the fund merger, Class B and Class C shares will be added to the High Income Fund before the end of the third quarter of 2008 with maximum 12b-1 fees of 0.75.

/6/ On November 7, 2007, the Board of Trustees approved the merger of the High Yield Bond Fund into the High Income Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/7/ On November 7, 2007, the Board of Trustees approved the merger of the Equity Index Fund into the Index Fund. As a result of the fund merger, Class B shares will be added to the Index Fund before the end of the third quarter of 2008 with a maximum 12b-1 fee of 0.75.

Funds Trust                                                         Maximum
Funds and Share Classes*                                         Rule 12b-1 Fee
------------------------                                         --------------
Inflation-Protected Bond Fund
   Class B                                                            0.75
   Class C                                                            0.75
Intermediate Government Income Fund/8/
   Class B                                                            0.75
   Class C                                                            0.75
Intermediate Tax-Free Fund/9/
   Class C                                                            0.75
International Core Fund
   Class B                                                            0.75
   Class C                                                            0.75
International Equity Fund
   Class B                                                            0.75
   Class C                                                            0.75
International Value Fund
   Class B                                                            0.75
   Class C                                                            0.75
Large Cap Appreciation Fund
   Class B                                                            0.75
   Class C                                                            0.75
Large Company Core Fund/10/
   Class B                                                            0.75
   Class C                                                            0.75
Large Company Value Fund
   Class C                                                            0.75
Large Company Growth Fund
   Class B                                                            0.75
   Class C                                                            0.75
Managed Account CoreBuilder Shares Series G                           0.00
Managed Account CoreBuilder Shares Series G                           0.00
Mid Cap Disciplined Fund
   Class C                                                            0.75
Mid Cap Growth Fund
   Class B                                                            0.75
   Class C                                                            0.75
Minnesota Tax-Free Fund
   Class B                                                            0.75
   Class C                                                            0.75
Moderate Balanced Fund
   Class B                                                            0.75
   Class C                                                            0.75
Money Market Fund
   Class B                                                            0.75
--------
/8/ On November 7, 2007, the Board of Trustees approved the merger of the Intermediate Government Income Fund into the Government Securities Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of third quarter of 2008.

/9/ On November 7, 2007, the Board of Trustees approved the name change of the Intermediate Tax-Free Fund to the Intermediate Tax/AMT-Free Fund, effective November 1, 2008.

/10/ On November 7, 2007, the Board of Trustees approved the merger of the Large Company Core Fund into the Growth and Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

Funds Trust                                                         Maximum
Funds and Share Classes*                                         Rule 12b-1 Fee
------------------------                                         --------------
Municipal Bond Fund
   Class B                                                            0.75
   Class C                                                            0.75
National Limited-Term Tax-Free Fund/11/
   Class B                                                            0.75
   Class C                                                            0.75
National Tax-Free Fund/12/
   Class B                                                            0.75
   Class C                                                            0.75
Opportunity Fund
   Class C                                                            0.75
Overland Express Sweep Fund                                           0.25
Short Duration Government Bond Fund
   Class B                                                            0.75
   Class C                                                            0.75
Short-Term Bond Fund
   Class C                                                            0.75
Short-Term High Yield Bond Fund
   Class C                                                            0.75
Short-Term Municipal Bond Fund
   Class C                                                            0.75
Small Cap Disciplined Fund
   Class C                                                            0.75
Small Cap Growth Fund
   Class B                                                            0.75
   Class C                                                            0.75
Small Cap Value Fund
   Class B                                                            0.75
   Class C                                                            0.75
Small Company Growth
   Class B                                                            0.75
   Class C                                                            0.75
Small Company Value Fund
   Class B                                                            0.75
   Class C                                                            0.75
Small/Mid Cap Value Fund
   Class C                                                            0.75
Social Awareness Fund/13/
   Class C                                                            0.75
Specialized Financial Services Fund
   Class B                                                            0.75
   Class C                                                            0.75
--------
/11/ On November 7, 2007, the Board of Trustees approved the merger of the National Limited-Term Tax-Free Fund into the Short-Term Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/12/ On November 7, 2007, the Board of Trustees approved the merger of the National Tax-Free Fund into the Municipal Bond Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

/13/ On May 7, 2008, the Board of Trustees approved the establishment of the Social Awareness Fund, which is expected to commence operations on or about October 1, 2008.

Funds Trust                                                         Maximum
Funds and Share Classes*                                         Rule 12b-1 Fee
------------------------                                         --------------
Specialized Technology Fund
   Class B                                                            0.75
   Class C                                                            0.75
Stable Income Fund
   Class B                                                            0.75
   Class C                                                            0.75
Strategic Income Fund
   Class B                                                            0.75
   Class C                                                            0.75
Strategic Small Cap Value Fund
   Class C                                                            0.75
Target Today Fund
   Class B                                                            0.75
   Class C                                                            0.75
Target 2010 Fund
   Class B                                                            0.75
   Class C                                                            0.75
Target 2020 Fund
   Class B                                                            0.75
   Class C                                                            0.75
Target 2030 Fund
   Class B                                                            0.75
   Class C                                                            0.75
Target 2040 Fund
   Class B                                                            0.75
   Class C                                                            0.75
Total Return Bond Fund
   Class B                                                            0.75
   Class C                                                            0.75
Ultra-Short Duration Bond Fund/14/
   Class B                                                            0.75
   Class C                                                            0.75
Ultra Short-Term Income Fund/15/
   Class C                                                            0.75
Ultra Short-Term Municipal Income Fund
   Class C                                                            0.75
U.S. Value Fund
   Class B                                                            0.75
   Class C                                                            0.75
Value Fund/16/
   Class B                                                            0.75
   Class C                                                            0.75
WealthBuilder Conservative Allocation Portfolio                       0.75
--------
/14/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund. The fund merger is expected to occur before the end of the third quarter of 2008.

/15/ On November 7, 2007, the Board of Trustees approved the merger of the Ultra-Short Duration Bond Fund into the Ultra Short-Term Income Fund and the addition of Class C shares to the Ultra Short-Term Income Fund, with a maximum 12b-1 fee of 0.75 effective before the end of the third quarter of 2008.

/16/ On November 7, 2007, the Board of Trustees approved the merger of the Value Fund into the C&B Large Cap Value Fund. Subject to shareholder approval, the fund merger is expected to occur before the end of the third quarter of 2008.

Funds Trust                                                         Maximum
Funds and Share Classes*                                         Rule 12b-1 Fee
------------------------                                         --------------
WealthBuilder Equity Portfolio                                        0.75
WealthBuilder Growth Allocation Portfolio                             0.75
WealthBuilder Growth Balanced Portfolio                               0.75
WealthBuilder Moderate Balanced Portfolio                             0.75
WealthBuilder Tactical Equity Portfolio                               0.75
Wisconsin Tax-Free Fund
   Class C                                                            0.75